Exhibit 4.2

OFFICERS’ CERTIFICATE

The undersigned, NVIDIA Corporation, a Delaware corporation (the “Company”), hereby certifies through Colette M. Kress, its Executive Vice President and Chief Financial Officer, and Chris Ginieczki, its Vice President and Treasurer, pursuant to Sections 2.1, 2.3 and 11.5 of the Indenture, dated as of September 16, 2016 (the “Indenture”), by and between the Company, as Issuer, and Wells Fargo Bank, National Association, as trustee, as follows:

1. The form and terms of the 2.850% Notes due 2030 (the “2030 Notes”), as set forth on Annex A attached hereto, the form and terms of the 3.500% Notes due 2040 (the “2040 Notes”), as set forth on Annex B attached hereto, the form and terms of the 3.500% Notes due 2050 (the “2050 Notes”), as set forth on Annex C attached hereto and the form and terms of the 3.700% Notes due 2060 (the “2060 Notes”), as set forth on Annex D attached hereto, have been established pursuant to Sections 2.1 and 2.3 of the Indenture and comply with the Indenture.

2. The undersigned have read the Indenture.

3. The statements made in this certificate are based upon an examination of the 2030 Notes, the 2040 Notes, the 2050 Notes and the 2060 Notes to be governed by the Indenture, upon an examination of and familiarity with the Indenture, upon our general knowledge of and familiarity with the operations of the Company and upon the performance of our duties as officers of the Company.

4. In the opinion of the undersigned, they have made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not the covenants and conditions provided for in the Indenture relating to the issuance and authentication of each of the 2030 Notes, the 2040 Notes, the 2050 Notes and the 2060 Notes have been complied with.

5. In the opinion of the undersigned, with respect to the foregoing, the covenants and conditions provided for in the Indenture relating to the issuance and authentication of each of the 2030 Notes, the 2040 Notes, the 2050 Notes and the 2060 Notes have been complied with.

Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the undersigned have caused this certificate to be executed by its duly authorized officers as of this 31st day of March, 2020.

NVIDIA CORPORATION

By:	/s/ Colette M. Kress
Name:	Colette M. Kress
Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Chris Ginieczki
Name:	Chris Ginieczki
Title:	Vice President and Treasurer

[Signature Page to Officers’ Certificate under the Indenture]

ANNEX A

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “2.850% Notes due 2030” (the “2030 Notes”).

2.

Initial Aggregate Principal Amount. The 2030 Notes shall be limited in initial aggregate principal amount to $1,500,000,000 (except for 2030 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2030 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2030 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2030 Notes is payable is April 1, 2030.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2030 Note shall bear interest from March 31, 2020 at 2.850% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2020, to the persons in whose names the 2030 Notes are registered at the close of business on the immediately preceding March 16 and September 16, respectively. Interest on the 2030 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 31, 2020. Interest on the 2030 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2030 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2030 Notes shall be payable, and the transfer of the 2030 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2030 Notes register; provided, however, that while any 2030 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2030 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to January 1, 2030, the 2030 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2030 Notes matured on January 1, 2030 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any 2030 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after January 1, 2030, the Issuer may redeem the 2030 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2030 Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on 2030 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or on the case of 2030 Notes held in book-entry form, be transmitted electronically) to Holders of the 2030 Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal covenant defeasance of the 2030 Notes or a satisfaction and discharge of the 2030 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2030 Notes or portions thereof called for redemption. If less than all of the 2030 Notes are to be redeemed, the 2030 Notes to be redeemed will be selected by the Trustee by lot or in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2030 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2030 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means Goldman, Sachs & Co. LLC and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2030 Notes in whole as described above, the Issuer will be required to make an offer to each Holder of 2030 Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s 2030 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2030 Notes repurchased plus accrued and unpaid interest, if any, on the 2030 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2030 Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2030 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2030 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2030 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all 2030 Notes or portions of 2030 Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all 2030 Notes or portions of 2030 Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the 2030 Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of 2030 Notes being repurchased by the Issuer.

The paying agent will promptly send (or, in the case of 2030 Notes held in book-entry form, transmit electronically) to each Holder of 2030 Notes properly tendered the repurchase price for such 2030 Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book-entry) to each Holder a new 2030 Note equal in principal amount to any unrepurchased portion of any 2030 Notes surrendered; provided, that each new 2030 Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Repurchase Event with respect to the 2030 Notes has occurred. The Trustee shall not be responsible for monitoring our rating status or making any request upon any Rating Agency.

The Issuer will not be required to make an offer to repurchase the 2030 Notes upon a Change of Control Repurchase Event if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party repurchases all 2030 Notes properly tendered and not withdrawn under its offer or (ii) a valid notice of redemption of all of the 2030 Notes has been given, or will be given contemporaneously with the Change of Control Repurchase Event as described above. In addition, the Issuer will not repurchase any 2030 Notes if the notes have been accelerated following an event of default, other than an acceleration following a default in the payment of the aggregate purchase price upon a Change of Control Repurchase Event.

“Below Investment Grade Rating Event” means the 2030 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2030 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Issuer that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the adoption of a plan by the Issuer’s Board of Directors relating to the Issuer’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned subsidiary of a holding company and (b) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the 2030 Notes or fails to make a rating of the 2030 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2030 Notes are not mandatorily redeemable. The 2030 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2030 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Payment Currency. Principal and interest on the 2030 Notes shall be payable in Dollars.

12.	Payment Currency – Election. The principal of and interest on the 2030 Notes shall not be payable in a currency other than Dollars.

13.	Payment Currency – Index. The principal of and interest on the 2030 Notes shall not be determined with reference to an index based on a coin or currency.

14.	Registered Securities. The 2030 Notes shall be issued only as Registered Securities. The 2030 Notes shall be issuable as Registered Global Securities.

15.	Additional Amounts. The Issuer shall not pay additional amounts on the 2030 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

16.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2030 Notes in definitive form.

17.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2030 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2030 Notes. The transferor of any 2030 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

18.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2030 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2030 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2030 Notes remain outstanding, it shall not, nor shall it permit any of its domestic wholly-owned subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on any Principal Property, whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2030 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)	Liens existing on the issue date of the 2030 Notes;

(b)	Liens created in favor of the Holders of the 2030 Notes;

(c)	Liens in favor of the Issuer or any of its subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Principal Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Principal Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 18 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Principal Property, whichever is latest, and shall attach solely to such Principal Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Principal Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of financing) the payment of the purchase price of such property;

(e)	Liens imposed by law, such as carrier’s, warehousemen’s and mechanic’s liens or other similar Liens (including pledges or deposits) arising in the ordinary course of business;

(f)

Liens on any Principal Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Principal Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(g)

Liens to secure the performance of bids, trade or commercial contracts (including insurance contracts), government contracts, purchase, construction, sales and servicing contracts (including utility contracts), leases, public, statutory or regulatory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, deposits as security for contested taxes, import or other customs, duties, liabilities to insurance carriers or for the payment of rent and Liens to secure letters of credit, guarantees, bonds or other sureties given in connection with the foregoing or in connection with workers’ compensation, unemployment insurance or other types of social security or similar laws and regulations;

(h)

Liens consisting of easements, rights of way, minor encroachments, protrusions, municipal and zoning and building ordinances and similar charges, encumbrances, title defects or other irregularities, governmental restrictions on the use of property or conduct of business, and Liens in favor of governmental authorities and public utilities, that do not materially interfere with the ordinary course of the Issuer’s business and the business of the Issuer’s subsidiaries, taken as a whole;

(i)

Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Lens arising out of judgments or awards against the Issuer or any of its domestic wholly-owned subsidiaries with respect to which the Issuer or such domestic wholly-owned subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment Liens which are satisfied within 15 days of the date of judgment; or Liens incurred by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such domestic wholly-owned subsidiary is a party;

(j)

Liens for certain taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of one of its subsidiaries;

(k)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis;

(l)

Liens incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from federal taxation pursuant to Section 103 of the Internal Revenue Code (or any successor statute); and

(m)

Liens which are incurred to extend, renew, substitute, refinance, refund or replace (and successive extensions, renewals, substitutions, refinancings, refundings or replacements) any Lien, or any Indebtedness which is secured by any Lien (including any premium required to be paid and costs and expenses incurred in connection with such extensions, renewals, substitutions, refinancings, refundings or replacements), permitted to be created or incurred under the Indenture.

Notwithstanding the above, the Issuer or any of its domestic wholly-owned subsidiaries may, without equally and ratably securing the 2030 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Aggregate Debt does not exceed 15% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2030 Notes remain outstanding, it shall not, nor shall it permit any of its domestic wholly-owned subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its domestic wholly-owned subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such of its domestic wholly-owned subsidiaries to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

the Issuer or such domestic wholly-owned subsidiary would be entitled, at the effective date of the sale or transfer, to incur Indebtedness secured by a Lien on the Principal Property to be leased in an amount equal to Attributable Debt with respect to the sale and leaseback transaction, without equally and ratably securing the 2030 Notes pursuant to the first paragraph of “—Limitation on Liens” above;

(b)

the net proceeds of the sale or transfer of the Principal Property to be leased are applied within 365 days of the effective date of the sale and leaseback transaction to the purchase, construction, development, expansion, improvement or acquisition of other property or to the repayment of any series of the Issuer’s notes or any of the Issuer’s other Indebtedness (other than Indebtedness that is contractually subordinated to the 2030 Notes) or any Indebtedness of one or more of the Issuer’s subsidiaries;

(c)

such sale and leaseback transaction was entered into prior to the closing date of the offering of the 2030 Notes or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(d)

such sale and leaseback transaction involves a lease for not more than three years (or which may be terminated by the Issuer or one of its domestic wholly-owned subsidiaries within a period of not more than three years); or

(e)	such sale and leaseback transaction with respect to any Principal Property was between only the Issuer and one of its subsidiaries or only between the Issuer’s subsidiaries.

Notwithstanding the foregoing, the Issuer or any of its domestic wholly-owned subsidiaries may enter into a sale and leaseback transaction, without complying with the requirements of the preceding paragraph, if, after giving effect thereto, Aggregate Debt does not exceed 15% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the sale and leaseback transaction.

“Aggregate Debt” means the sum of the following, as of the date of determination, (1) the aggregate principal amount of the Issuer’s and its domestic wholly-owned subsidiaries’ Indebtedness incurred after the closing date of the offering of the 2030 Notes and secured by Liens incurred pursuant to the second paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its domestic wholly-owned subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the closing date of the offering of the 2030 Notes pursuant to the second paragraph under “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, in connection with a sale and leaseback transaction, the lesser of: (1) the fair market value of the assets subject to such sale and leaseback transaction, as determined in good faith by the Issuer’s Board of Directors; and (2) the present value of the obligations of the lessee for net rental payments during the term of the related lease discounted at the rate of interest set forth or implicit in the terms of such lease or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the debt securities of each series outstanding pursuant to the Indenture and subject to limitations on sale and leaseback transaction covenants, compounded semi-annually in either case as determined by the Issuer’s principal accounting or financial officer.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or that is evidenced by bonds, notes, debentures or similar instruments, if and to the extent any of the foregoing indebtedness would appear as a liability upon an unconsolidated balance sheet of such Person (but does not include contingent liabilities which appear only in a footnote to a balance sheet). In addition, the term “Indebtedness” includes any guarantee by the specified Person of Indebtedness of any other Person, whether or not any such items would appear as a liability on a balance sheet of the specified Person in accordance with GAAP.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its domestic wholly-owned subsidiaries located in the United States, including the Issuer’s principal corporate office, any manufacturing facility or plant or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s most recently calculated Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s Board of Directors has determined not to be of material importance to the business conducted by the Issuer and its subsidiaries, taken as a whole.

19.	Conversion and Exchange. The 2030 Notes shall not be convertible into or exchangeable for any other security.

20.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2030 Notes, create and issue additional notes with the same terms as the 2030 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2030 Notes; provided that if such additional notes are not fungible with the 2030 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

21.

Other Terms. The 2030 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2030 Notes attached hereto as Annex A-1. In case of any conflict between this Annex A and the form of the 2030 Notes, the form of the 2030 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex A shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX A-1

[FORM OF 2030 Note]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AF1
ISIN NO. US67066GAF19

NVIDIA CORPORATION

2.850% Notes due 2030

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              Dollars ($        ) on April 1, 2030 and to pay interest on said principal sum from March 31, 2020, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on April 1 and October 1 (each such date, an “Interest Payment Date”) of each year commencing on October 1, 2020, at the rate of 2.850% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding March 16 and September 16 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 2.850% Notes due 2030 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to January 1, 2030, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on January 1, 2030 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after January 1, 2030, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal covenant defeasance of the Notes or a satisfaction and or discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the procedures of the Depositary.

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“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means Goldman, Sachs & Co. LLC and its successors; provided, however, that the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the

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repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly send (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer or (ii) a valid notice of redemption of all of the Notes has been given, or will be given contemporaneously with the Change of Control Repurchase Event as described above. In addition, the Issuer will not repurchase any Notes if the notes have been accelerated following an event of default, other than an acceleration following a default in the payment of the aggregate purchase price upon a Change of Control Repurchase Event.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Issuer that the reduction was the result, in whole or in part,

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of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the adoption of a plan by the Issuer’s Board of Directors relating to the Issuer’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned subsidiary of a holding company and (b) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other

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than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX B

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “3.500% Notes due 2040” (the “2040 Notes”).

2.

Initial Aggregate Principal Amount. The 2040 Notes shall be limited in initial aggregate principal amount to $1,000,000,000 (except for 2040 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2040 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2040 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2040 Notes is payable is April 1, 2040.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2040 Note shall bear interest from March 31, 2020 at 3.500% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2020, to the persons in whose names the 2040 Notes are registered at the close of business on the immediately preceding March 16 and September 16, respectively. Interest on the 2040 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 31, 2020. Interest on the 2040 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2040 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2040 Notes shall be payable, and the transfer of the 2040 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2040 Notes register; provided, however, that while any 2040 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2040 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to October 1, 2039, the 2040 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2040 Notes matured on October 1, 2039 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any 2040 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after October 1, 2039, the Issuer may redeem the 2040 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2040 Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on 2040 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or on the case of 2040 Notes held in book-entry form, be transmitted electronically) to Holders of the 2040 Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal covenant defeasance of the 2040 Notes or a satisfaction and discharge of the 2040 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2040 Notes or portions thereof called for redemption. If less than all of the 2040 Notes are to be redeemed, the 2040 Notes to be redeemed will be selected by the Trustee by lot or in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2040 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2040 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means Goldman, Sachs & Co. LLC and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2040 Notes in whole as described above, the Issuer will be required to make an offer to each Holder of 2040 Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s 2040 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2040 Notes repurchased plus accrued and unpaid interest, if any, on the 2040 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2040 Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2040 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2040 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2040 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(d)	accept for payment all 2040 Notes or portions of 2040 Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(e)

deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all 2040 Notes or portions of 2040 Notes properly tendered; and

(f)

deliver or cause to be delivered to the Trustee for cancellation the 2040 Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of 2040 Notes being repurchased by the Issuer.

The paying agent will promptly send (or, in the case of 2040 Notes held in book-entry form, transmit electronically) to each Holder of 2040 Notes properly tendered the repurchase price for such 2040 Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book-entry) to each Holder a new 2040 Note equal in principal amount to any unrepurchased portion of any 2040 Notes surrendered; provided, that each new 2040 Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Repurchase Event with respect to the 2040 Notes has occurred. The Trustee shall not be responsible for monitoring our rating status or making any request upon any Rating Agency.

The Issuer will not be required to make an offer to repurchase the 2040 Notes upon a Change of Control Repurchase Event if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party repurchases all 2040 Notes properly tendered and not withdrawn under its offer or (ii) a valid notice of redemption of all of the 2040 Notes has been given, or will be given contemporaneously with the Change of Control Repurchase Event as described above. In addition, the Issuer will not repurchase any 2040 Notes if the notes have been accelerated following an event of default, other than an acceleration following a default in the payment of the aggregate purchase price upon a Change of Control Repurchase Event.

“Below Investment Grade Rating Event” means the 2040 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2040 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Issuer that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the adoption of a plan by the Issuer’s Board of Directors relating to the Issuer’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned subsidiary of a holding company and (b) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the 2040 Notes or fails to make a rating of the 2040 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2040 Notes are not mandatorily redeemable. The 2040 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2040 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Payment Currency. Principal and interest on the 2040 Notes shall be payable in Dollars.

12.	Payment Currency – Election. The principal of and interest on the 2040 Notes shall not be payable in a currency other than Dollars.

13.	Payment Currency – Index. The principal of and interest on the 2040 Notes shall not be determined with reference to an index based on a coin or currency.

14.	Registered Securities. The 2040 Notes shall be issued only as Registered Securities. The 2040 Notes shall be issuable as Registered Global Securities.

15.	Additional Amounts. The Issuer shall not pay additional amounts on the 2040 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

16.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2040 Notes in definitive form.

17.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2040 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2040 Notes. The transferor of any 2040 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

18.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2040 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2040 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2040 Notes remain outstanding, it shall not, nor shall it permit any of its domestic wholly-owned subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on any Principal Property, whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2040 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)	Liens existing on the issue date of the 2040 Notes;

(b)	Liens created in favor of the Holders of the 2040 Notes;

(c)	Liens in favor of the Issuer or any of its subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Principal Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Principal Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 18 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Principal Property, whichever is latest, and shall attach solely to such Principal Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Principal Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of financing) the payment of the purchase price of such property;

(e)	Liens imposed by law, such as carrier’s, warehousemen’s and mechanic’s liens or other similar Liens (including pledges or deposits) arising in the ordinary course of business;

(f)

Liens on any Principal Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Principal Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(g)

Liens to secure the performance of bids, trade or commercial contracts (including insurance contracts), government contracts, purchase, construction, sales and servicing contracts (including utility contracts), leases, public, statutory or regulatory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, deposits as security for contested taxes, import or other customs, duties, liabilities to insurance carriers or for the payment of rent and Liens to secure letters of credit, guarantees, bonds or other sureties given in connection with the foregoing or in connection with workers’ compensation, unemployment insurance or other types of social security or similar laws and regulations;

(h)

Liens consisting of easements, rights of way, minor encroachments, protrusions, municipal and zoning and building ordinances and similar charges, encumbrances, title defects or other irregularities, governmental restrictions on the use of property or conduct of business, and Liens in favor of governmental authorities and public utilities, that do not materially interfere with the ordinary course of the Issuer’s business and the business of the Issuer’s subsidiaries, taken as a whole;

(i)

Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Lens arising out of judgments or awards against the Issuer or any of its domestic wholly-owned subsidiaries with respect to which the Issuer or such domestic wholly-owned subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment Liens which are satisfied within 15 days of the date of judgment; or Liens incurred by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such domestic wholly-owned subsidiary is a party;

(j)

Liens for certain taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of one of its subsidiaries;

(k)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis;

(l)

Liens incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from federal taxation pursuant to Section 103 of the Internal Revenue Code (or any successor statute); and

(m)

Liens which are incurred to extend, renew, substitute, refinance, refund or replace (and successive extensions, renewals, substitutions, refinancings, refundings or replacements) any Lien, or any Indebtedness which is secured by any Lien (including any premium required to be paid and costs and expenses incurred in connection with such extensions, renewals, substitutions, refinancings, refundings or replacements), permitted to be created or incurred under the Indenture.

Notwithstanding the above, the Issuer or any of its domestic wholly-owned subsidiaries may, without equally and ratably securing the 2040 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Aggregate Debt does not exceed 15% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2040 Notes remain outstanding, it shall not, nor shall it permit any of its domestic wholly-owned subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its domestic wholly-owned subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such of its domestic wholly-owned subsidiaries to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

the Issuer or such domestic wholly-owned subsidiary would be entitled, at the effective date of the sale or transfer, to incur Indebtedness secured by a Lien on the Principal Property to be leased in an amount equal to Attributable Debt with respect to the sale and leaseback transaction, without equally and ratably securing the 2040 Notes pursuant to the first paragraph of “—Limitation on Liens” above;

(b)

the net proceeds of the sale or transfer of the Principal Property to be leased are applied within 365 days of the effective date of the sale and leaseback transaction to the purchase, construction, development, expansion, improvement or acquisition of other property or to the repayment of any series of the Issuer’s notes or any of the Issuer’s other Indebtedness (other than Indebtedness that is contractually subordinated to the 2040 Notes) or any Indebtedness of one or more of the Issuer’s subsidiaries;

(c)

such sale and leaseback transaction was entered into prior to the closing date of the offering of the 2040 Notes or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(d)

such sale and leaseback transaction involves a lease for not more than three years (or which may be terminated by the Issuer or one of its domestic wholly-owned subsidiaries within a period of not more than three years); or

(e)	such sale and leaseback transaction with respect to any Principal Property was between only the Issuer and one of its subsidiaries or only between the Issuer’s subsidiaries.

Notwithstanding the foregoing, the Issuer or any of its domestic wholly-owned subsidiaries may enter into a sale and leaseback transaction, without complying with the requirements of the preceding paragraph, if, after giving effect thereto, Aggregate Debt does not exceed 15% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the sale and leaseback transaction.

“Aggregate Debt” means the sum of the following, as of the date of determination, (1) the aggregate principal amount of the Issuer’s and its domestic wholly-owned subsidiaries’ Indebtedness incurred after the closing date of the offering of the 2040 Notes and secured by Liens incurred pursuant to the second paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its domestic wholly-owned subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the closing date of the offering of the 2040 Notes pursuant to the second paragraph under “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, in connection with a sale and leaseback transaction, the lesser of: (1) the fair market value of the assets subject to such sale and leaseback transaction, as determined in good faith by the Issuer’s Board of Directors; and (2) the present value of the obligations of the lessee for net rental payments during the term of the related lease discounted at the rate of interest set forth or implicit in the terms of such lease or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the debt securities of each series outstanding pursuant to the Indenture and subject to limitations on sale and leaseback transaction covenants, compounded semi-annually in either case as determined by the Issuer’s principal accounting or financial officer.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or that is evidenced by bonds, notes, debentures or similar instruments, if and to the extent any of the foregoing indebtedness would appear as a liability upon an unconsolidated balance sheet of such Person (but does not include contingent liabilities which appear only in a footnote to a balance sheet). In addition, the term “Indebtedness” includes any guarantee by the specified Person of Indebtedness of any other Person, whether or not any such items would appear as a liability on a balance sheet of the specified Person in accordance with GAAP.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its domestic wholly-owned subsidiaries located in the United States, including the Issuer’s principal corporate office, any manufacturing facility or plant or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s most recently calculated Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s Board of Directors has determined not to be of material importance to the business conducted by the Issuer and its subsidiaries, taken as a whole.

19.	Conversion and Exchange. The 2040 Notes shall not be convertible into or exchangeable for any other security.

20.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2040 Notes, create and issue additional notes with the same terms as the 2040 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2040 Notes; provided that if such additional notes are not fungible with the 2040 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

21.

Other Terms. The 2040 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2040 Notes attached hereto as Annex B-1. In case of any conflict between this Annex B and the form of the 2040 Notes, the form of the 2040 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex B shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX B-1

[FORM OF 2040 Note]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AG9
ISIN NO. US67066GAG91

NVIDIA CORPORATION

3.500% Notes due 2040

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              Dollars ($        ) on April 1, 2040 and to pay interest on said principal sum from March 31, 2020, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on April 1 and October 1 (each such date, an “Interest Payment Date”) of each year commencing on October 1, 2020, at the rate of 3.500% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding March 16 and September 16 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

B-1-1

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

B-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

B-1-3

[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 3.500% Notes due 2040 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to October 1, 2039, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on October 1, 2039 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after October 1, 2039, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal covenant defeasance of the Notes or a satisfaction and or discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

B-1-1

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means Goldman, Sachs & Co. LLC and its successors; provided, however, that the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

B-1-2

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly send (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer or (ii) a valid notice of redemption of all of the Notes has been given, or will be given contemporaneously with the Change of Control Repurchase Event as described above. In addition, the Issuer will not repurchase any Notes if the notes have been accelerated following an event of default, other than an acceleration following a default in the payment of the aggregate purchase price upon a Change of Control Repurchase Event.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Issuer that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3)

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the adoption of a plan by the Issuer’s Board of Directors relating to the Issuer’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned subsidiary of a holding company and (b) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX C

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “3.500% Notes due 2050” (the “2050 Notes”).

2.

Initial Aggregate Principal Amount. The 2050 Notes shall be limited in initial aggregate principal amount to $2,000,000,000 (except for 2050 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2050 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2050 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2050 Notes is payable is April 1, 2050.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2050 Note shall bear interest from March 31, 2020 at 3.500% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2020, to the persons in whose names the 2050 Notes are registered at the close of business on the immediately preceding March 16 and September 16, respectively. Interest on the 2050 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 31, 2020. Interest on the 2050 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2050 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2050 Notes shall be payable, and the transfer of the 2050 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2050 Notes register; provided, however, that while any 2050 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2050 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to October 1, 2049, the 2050 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2050 Notes matured on October 1, 2049 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any 2050 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after October 1, 2049, the Issuer may redeem the 2050 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2050 Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on 2050 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or on the case of 2050 Notes held in book-entry form, be transmitted electronically) to Holders of the 2050 Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal covenant defeasance of the 2050 Notes or a satisfaction and discharge of the 2050 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2050 Notes or portions thereof called for redemption. If less than all of the 2050 Notes are to be redeemed, the 2050 Notes to be redeemed will be selected by the Trustee by lot or in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2050 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2050 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means Goldman, Sachs & Co. LLC and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2050 Notes in whole as described above, the Issuer will be required to make an offer to each Holder of 2050 Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s 2050 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2050 Notes repurchased plus accrued and unpaid interest, if any, on the 2050 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2050 Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2050 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2050 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2050 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(d)	accept for payment all 2050 Notes or portions of 2050 Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(e)

deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all 2050 Notes or portions of 2050 Notes properly tendered; and

(f)

deliver or cause to be delivered to the Trustee for cancellation the 2050 Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of 2050 Notes being repurchased by the Issuer.

The paying agent will promptly send (or, in the case of 2050 Notes held in book-entry form, transmit electronically) to each Holder of 2050 Notes properly tendered the repurchase price for such 2050 Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book-entry) to each Holder a new 2050 Note equal in principal amount to any unrepurchased portion of any 2050 Notes surrendered; provided, that each new 2050 Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Repurchase Event with respect to the 2050 Notes has occurred. The Trustee shall not be responsible for monitoring our rating status or making any request upon any Rating Agency.

The Issuer will not be required to make an offer to repurchase the 2050 Notes upon a Change of Control Repurchase Event if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party repurchases all 2050 Notes properly tendered and not withdrawn under its offer or (ii) a valid notice of redemption of all of the 2050 Notes has been given, or will be given contemporaneously with the Change of Control Repurchase Event as described above. In addition, the Issuer will not repurchase any 2050 Notes if the notes have been accelerated following an event of default, other than an acceleration following a default in the payment of the aggregate purchase price upon a Change of Control Repurchase Event.

“Below Investment Grade Rating Event” means the 2050 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2050 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Issuer that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the adoption of a plan by the Issuer’s Board of Directors relating to the Issuer’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned subsidiary of a holding company and (b) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the 2050 Notes or fails to make a rating of the 2050 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2050 Notes are not mandatorily redeemable. The 2050 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2050 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Payment Currency. Principal and interest on the 2050 Notes shall be payable in Dollars.

12.	Payment Currency – Election. The principal of and interest on the 2050 Notes shall not be payable in a currency other than Dollars.

13.	Payment Currency – Index. The principal of and interest on the 2050 Notes shall not be determined with reference to an index based on a coin or currency.

14.	Registered Securities. The 2050 Notes shall be issued only as Registered Securities. The 2050 Notes shall be issuable as Registered Global Securities.

15.	Additional Amounts. The Issuer shall not pay additional amounts on the 2050 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

16.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2050 Notes in definitive form.

17.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2050 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2050 Notes. The transferor of any 2050 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

18.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2050 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2050 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2050 Notes remain outstanding, it shall not, nor shall it permit any of its domestic wholly-owned subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on any Principal Property, whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2050 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)	Liens existing on the issue date of the 2050 Notes;

(b)	Liens created in favor of the Holders of the 2050 Notes;

(c)	Liens in favor of the Issuer or any of its subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Principal Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Principal Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 18 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Principal Property, whichever is latest, and shall attach solely to such Principal Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Principal Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of financing) the payment of the purchase price of such property;

(e)	Liens imposed by law, such as carrier’s, warehousemen’s and mechanic’s liens or other similar Liens (including pledges or deposits) arising in the ordinary course of business;

(f)

Liens on any Principal Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Principal Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(g)

Liens to secure the performance of bids, trade or commercial contracts (including insurance contracts), government contracts, purchase, construction, sales and servicing contracts (including utility contracts), leases, public, statutory or regulatory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, deposits as security for contested taxes, import or other customs, duties, liabilities to insurance carriers or for the payment of rent and Liens to secure letters of credit, guarantees, bonds or other sureties given in connection with the foregoing or in connection with workers’ compensation, unemployment insurance or other types of social security or similar laws and regulations;

(h)

Liens consisting of easements, rights of way, minor encroachments, protrusions, municipal and zoning and building ordinances and similar charges, encumbrances, title defects or other irregularities, governmental restrictions on the use of property or conduct of business, and Liens in favor of governmental authorities and public utilities, that do not materially interfere with the ordinary course of the Issuer’s business and the business of the Issuer’s subsidiaries, taken as a whole;

(i)

Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Lens arising out of judgments or awards against the Issuer or any of its domestic wholly-owned subsidiaries with respect to which the Issuer or such domestic wholly-owned subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment Liens which are satisfied within 15 days of the date of judgment; or Liens incurred by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such domestic wholly-owned subsidiary is a party;

(j)

Liens for certain taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of one of its subsidiaries;

(k)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis;

(l)

Liens incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from federal taxation pursuant to Section 103 of the Internal Revenue Code (or any successor statute); and

(m)

Liens which are incurred to extend, renew, substitute, refinance, refund or replace (and successive extensions, renewals, substitutions, refinancings, refundings or replacements) any Lien, or any Indebtedness which is secured by any Lien (including any premium required to be paid and costs and expenses incurred in connection with such extensions, renewals, substitutions, refinancings, refundings or replacements), permitted to be created or incurred under the Indenture.

Notwithstanding the above, the Issuer or any of its domestic wholly-owned subsidiaries may, without equally and ratably securing the 2050 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Aggregate Debt does not exceed 15% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2050 Notes remain outstanding, it shall not, nor shall it permit any of its domestic wholly-owned subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its domestic wholly-owned subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such of its domestic wholly-owned subsidiaries to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

the Issuer or such domestic wholly-owned subsidiary would be entitled, at the effective date of the sale or transfer, to incur Indebtedness secured by a Lien on the Principal Property to be leased in an amount equal to Attributable Debt with respect to the sale and leaseback transaction, without equally and ratably securing the 2050 Notes pursuant to the first paragraph of “—Limitation on Liens” above;

(b)

the net proceeds of the sale or transfer of the Principal Property to be leased are applied within 365 days of the effective date of the sale and leaseback transaction to the purchase, construction, development, expansion, improvement or acquisition of other property or to the repayment of any series of the Issuer’s notes or any of the Issuer’s other Indebtedness (other than Indebtedness that is contractually subordinated to the 2050 Notes) or any Indebtedness of one or more of the Issuer’s subsidiaries;

(c)

such sale and leaseback transaction was entered into prior to the closing date of the offering of the 2050 Notes or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(d)

such sale and leaseback transaction involves a lease for not more than three years (or which may be terminated by the Issuer or one of its domestic wholly-owned subsidiaries within a period of not more than three years); or

(e)	such sale and leaseback transaction with respect to any Principal Property was between only the Issuer and one of its subsidiaries or only between the Issuer’s subsidiaries.

Notwithstanding the foregoing, the Issuer or any of its domestic wholly-owned subsidiaries may enter into a sale and leaseback transaction, without complying with the requirements of the preceding paragraph, if, after giving effect thereto, Aggregate Debt does not exceed 15% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the sale and leaseback transaction.

“Aggregate Debt” means the sum of the following, as of the date of determination, (1) the aggregate principal amount of the Issuer’s and its domestic wholly-owned subsidiaries’ Indebtedness incurred after the closing date of the offering of the 2050 Notes and secured by Liens incurred pursuant to the second paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its domestic wholly-owned subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the closing date of the offering of the 2050 Notes pursuant to the second paragraph under “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, in connection with a sale and leaseback transaction, the lesser of: (1) the fair market value of the assets subject to such sale and leaseback transaction, as determined in good faith by the Issuer’s Board of Directors; and (2) the present value of the obligations of the lessee for net rental payments during the term of the related lease discounted at the rate of interest set forth or implicit in the terms of such lease or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the debt securities of each series outstanding pursuant to the Indenture and subject to limitations on sale and leaseback transaction covenants, compounded semi-annually in either case as determined by the Issuer’s principal accounting or financial officer.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or that is evidenced by bonds, notes, debentures or similar instruments, if and to the extent any of the foregoing indebtedness would appear as a liability upon an unconsolidated balance sheet of such Person (but does not include contingent liabilities which appear only in a footnote to a balance sheet). In addition, the term “Indebtedness” includes any guarantee by the specified Person of Indebtedness of any other Person, whether or not any such items would appear as a liability on a balance sheet of the specified Person in accordance with GAAP.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its domestic wholly-owned subsidiaries located in the United States, including the Issuer’s principal corporate office, any manufacturing facility or plant or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s most recently calculated Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s Board of Directors has determined not to be of material importance to the business conducted by the Issuer and its subsidiaries, taken as a whole.

19.	Conversion and Exchange. The 2050 Notes shall not be convertible into or exchangeable for any other security.

20.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2050 Notes, create and issue additional notes with the same terms as the 2050 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2050 Notes; provided that if such additional notes are not fungible with the 2050 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

21.

Other Terms. The 2050 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2050 Notes attached hereto as Annex C-1. In case of any conflict between this Annex C and the form of the 2050 Notes, the form of the 2050 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex C shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX C-1

[FORM OF 2050 Note]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AH7
ISIN NO. US67066GAH74

NVIDIA CORPORATION

3.500% Notes due 2050

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              Dollars ($        ) on April 1, 2050 and to pay interest on said principal sum from March 31, 2020, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on April 1 and October 1 (each such date, an “Interest Payment Date”) of each year commencing on October 1, 2020, at the rate of 3.500% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding March 16 and September 16 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 3.500% Notes due 2050 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to October 1, 2049, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on October 1, 2049 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after October 1, 2049, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal covenant defeasance of the Notes or a satisfaction and or discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

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“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means Goldman, Sachs & Co. LLC and its successors; provided, however, that the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

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On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly send (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Repurchase Event with respect to the 2060 Notes has occurred. The Trustee shall not be responsible for monitoring our rating status or making any request upon any Rating Agency.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer or (ii) a valid notice of redemption of all of the Notes has been given, or will be given contemporaneously with the Change of Control Repurchase Event as described above. In addition, the Issuer will not repurchase any Notes if the notes have been accelerated following an event of default, other than an acceleration following a default in the payment of the aggregate purchase price upon a Change of Control Repurchase Event.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Issuer that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its subsidiaries; (2) the consummation of any transaction

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(including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the adoption of a plan by the Issuer’s Board of Directors relating to the Issuer’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned subsidiary of a holding company and (b) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate

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class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX D

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “3.700% Notes due 2060” (the “2060 Notes”).

2.

Initial Aggregate Principal Amount. The 2060 Notes shall be limited in initial aggregate principal amount to $500,000,000 (except for 2060 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2060 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2060 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2060 Notes is payable is April 1, 2060.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2060 Note shall bear interest from March 31, 2020 at 3.700% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2020, to the persons in whose names the 2060 Notes are registered at the close of business on the immediately preceding March 16 and September 16, respectively. Interest on the 2060 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 31, 2020. Interest on the 2060 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2060 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2060 Notes shall be payable, and the transfer of the 2060 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2060 Notes register; provided, however, that while any 2060 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2060 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to October 1, 2059, the 2060 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2060 Notes matured on October 1, 2059 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any 2060 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after October 1, 2059, the Issuer may redeem the 2060 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2060 Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on 2060 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or on the case of 2060 Notes held in book-entry form, be transmitted electronically) to Holders of the 2060 Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal covenant defeasance of the 2060 Notes or a satisfaction and discharge of the 2060 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2060 Notes or portions thereof called for redemption. If less than all of the 2060 Notes are to be redeemed, the 2060 Notes to be redeemed will be selected by the Trustee by lot or in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2060 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2060 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means Goldman, Sachs & Co. LLC and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2060 Notes in whole as described above, the Issuer will be required to make an offer to each Holder of 2060 Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s 2060 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2060 Notes repurchased plus accrued and unpaid interest, if any, on the 2060 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2060 Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2060 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2060 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2060 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(d)	accept for payment all 2060 Notes or portions of 2060 Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(e)

deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all 2060 Notes or portions of 2060 Notes properly tendered; and

(f)

deliver or cause to be delivered to the Trustee for cancellation the 2060 Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of 2060 Notes being repurchased by the Issuer.

The paying agent will promptly send (or, in the case of 2060 Notes held in book-entry form, transmit electronically) to each Holder of 2060 Notes properly tendered the repurchase price for such 2060 Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book-entry) to each Holder a new 2060 Note equal in principal amount to any unrepurchased portion of any 2060 Notes surrendered; provided, that each new 2060 Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Repurchase Event with respect to the 2060 Notes has occurred. The Trustee shall not be responsible for monitoring our rating status or making any request upon any Rating Agency.

The Issuer will not be required to make an offer to repurchase the 2060 Notes upon a Change of Control Repurchase Event if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party repurchases all 2060 Notes properly tendered and not withdrawn under its offer or (ii) a valid notice of redemption of all of the 2060 Notes has been given, or will be given contemporaneously with the Change of Control Repurchase Event as described above. In addition, the Issuer will not repurchase any 2060 Notes if the notes have been accelerated following an event of default, other than an acceleration following a default in the payment of the aggregate purchase price upon a Change of Control Repurchase Event.

“Below Investment Grade Rating Event” means the 2060 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2060 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Issuer that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the adoption of a plan by the Issuer’s Board of Directors relating to the Issuer’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned subsidiary of a holding company and (b) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the 2060 Notes or fails to make a rating of the 2060 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2060 Notes are not mandatorily redeemable. The 2060 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2060 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Payment Currency. Principal and interest on the 2060 Notes shall be payable in Dollars.

12.	Payment Currency – Election. The principal of and interest on the 2060 Notes shall not be payable in a currency other than Dollars.

13.	Payment Currency – Index. The principal of and interest on the 2060 Notes shall not be determined with reference to an index based on a coin or currency.

14.	Registered Securities. The 2060 Notes shall be issued only as Registered Securities. The 2060 Notes shall be issuable as Registered Global Securities.

15.	Additional Amounts. The Issuer shall not pay additional amounts on the 2060 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

16.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2060 Notes in definitive form.

17.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2060 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2060 Notes. The transferor of any 2060 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

18.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2060 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2060 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2060 Notes remain outstanding, it shall not, nor shall it permit any of its domestic wholly-owned subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on any Principal Property, whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2060 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)	Liens existing on the issue date of the 2060 Notes;

(b)	Liens created in favor of the Holders of the 2060 Notes;

(c)	Liens in favor of the Issuer or any of its subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Principal Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Principal Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 18 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Principal Property, whichever is latest, and shall attach solely to such Principal Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Principal Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of financing) the payment of the purchase price of such property;

(e)	Liens imposed by law, such as carrier’s, warehousemen’s and mechanic’s liens or other similar Liens (including pledges or deposits) arising in the ordinary course of business;

(f)

Liens on any Principal Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Principal Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(g)

Liens to secure the performance of bids, trade or commercial contracts (including insurance contracts), government contracts, purchase, construction, sales and servicing contracts (including utility contracts), leases, public, statutory or regulatory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, deposits as security for contested taxes, import or other customs, duties, liabilities to insurance carriers or for the payment of rent and Liens to secure letters of credit, guarantees, bonds or other sureties given in connection with the foregoing or in connection with workers’ compensation, unemployment insurance or other types of social security or similar laws and regulations;

(h)

Liens consisting of easements, rights of way, minor encroachments, protrusions, municipal and zoning and building ordinances and similar charges, encumbrances, title defects or other irregularities, governmental restrictions on the use of property or conduct of business, and Liens in favor of governmental authorities and public utilities, that do not materially interfere with the ordinary course of the Issuer’s business and the business of the Issuer’s subsidiaries, taken as a whole;

(i)

Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Lens arising out of judgments or awards against the Issuer or any of its domestic wholly-owned subsidiaries with respect to which the Issuer or such domestic wholly-owned subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment Liens which are satisfied within 15 days of the date of judgment; or Liens incurred by the Issuer or any of its domestic wholly-owned subsidiaries for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such domestic wholly-owned subsidiary is a party;

(j)

Liens for certain taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of one of its subsidiaries;

(k)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis;

(l)

Liens incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from federal taxation pursuant to Section 103 of the Internal Revenue Code (or any successor statute); and

(m)

Liens which are incurred to extend, renew, substitute, refinance, refund or replace (and successive extensions, renewals, substitutions, refinancings, refundings or replacements) any Lien, or any Indebtedness which is secured by any Lien (including any premium required to be paid and costs and expenses incurred in connection with such extensions, renewals, substitutions, refinancings, refundings or replacements), permitted to be created or incurred under the Indenture.

Notwithstanding the above, the Issuer or any of its domestic wholly-owned subsidiaries may, without equally and ratably securing the 2060 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Aggregate Debt does not exceed 15% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2060 Notes remain outstanding, it shall not, nor shall it permit any of its domestic wholly-owned subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its domestic wholly-owned subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such of its domestic wholly-owned subsidiaries to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

the Issuer or such domestic wholly-owned subsidiary would be entitled, at the effective date of the sale or transfer, to incur Indebtedness secured by a Lien on the Principal Property to be leased in an amount equal to Attributable Debt with respect to the sale and leaseback transaction, without equally and ratably securing the 2060 Notes pursuant to the first paragraph of “—Limitation on Liens” above;

(b)

the net proceeds of the sale or transfer of the Principal Property to be leased are applied within 365 days of the effective date of the sale and leaseback transaction to the purchase, construction, development, expansion, improvement or acquisition of other property or to the repayment of any series of the Issuer’s notes or any of the Issuer’s other Indebtedness (other than Indebtedness that is contractually subordinated to the 2060 Notes) or any Indebtedness of one or more of the Issuer’s subsidiaries;

(c)

such sale and leaseback transaction was entered into prior to the closing date of the offering of the 2060 Notes or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(d)

such sale and leaseback transaction involves a lease for not more than three years (or which may be terminated by the Issuer or one of its domestic wholly-owned subsidiaries within a period of not more than three years); or

(e)	such sale and leaseback transaction with respect to any Principal Property was between only the Issuer and one of its subsidiaries or only between the Issuer’s subsidiaries.

Notwithstanding the foregoing, the Issuer or any of its domestic wholly-owned subsidiaries may enter into a sale and leaseback transaction, without complying with the requirements of the preceding paragraph, if, after giving effect thereto, Aggregate Debt does not exceed 15% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the sale and leaseback transaction.

“Aggregate Debt” means the sum of the following, as of the date of determination, (1) the aggregate principal amount of the Issuer’s and its domestic wholly-owned subsidiaries’ Indebtedness incurred after the closing date of the offering of the 2060 Notes and secured by Liens incurred pursuant to the second paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its domestic wholly-owned subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the closing date of the offering of the 2060 Notes pursuant to the second paragraph under “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, in connection with a sale and leaseback transaction, the lesser of: (1) the fair market value of the assets subject to such sale and leaseback transaction, as determined in good faith by the Issuer’s Board of Directors; and (2) the present value of the obligations of the lessee for net rental payments during the term of the related lease discounted at the rate of interest set forth or implicit in the terms of such lease or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the debt securities of each series outstanding pursuant to the Indenture and subject to limitations on sale and leaseback transaction covenants, compounded semi-annually in either case as determined by the Issuer’s principal accounting or financial officer.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or that is evidenced by bonds, notes, debentures or similar instruments, if and to the extent any of the foregoing indebtedness would appear as a liability upon an unconsolidated balance sheet of such Person (but does not include contingent liabilities which appear only in a footnote to a balance sheet). In addition, the term “Indebtedness” includes any guarantee by the specified Person of Indebtedness of any other Person, whether or not any such items would appear as a liability on a balance sheet of the specified Person in accordance with GAAP.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its domestic wholly-owned subsidiaries located in the United States, including the Issuer’s principal corporate office, any manufacturing facility or plant or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s most recently calculated Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s Board of Directors has determined not to be of material importance to the business conducted by the Issuer and its subsidiaries, taken as a whole.

19.	Conversion and Exchange. The 2060 Notes shall not be convertible into or exchangeable for any other security.

20.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2060 Notes, create and issue additional notes with the same terms as the 2060 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2060 Notes; provided that if such additional notes are not fungible with the 2060 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

21.

Other Terms. The 2060 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2060 Notes attached hereto as Annex D-1. In case of any conflict between this Annex D and the form of the 2060 Notes, the form of the 2060 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex D shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX D-1

[FORM OF 2060 Note]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AJ3
ISIN NO. US67066GAJ31

NVIDIA CORPORATION

3.700% Notes due 2060

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              Dollars ($        ) on April 1, 2060 and to pay interest on said principal sum from March 31, 2020, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on April 1 and October 1 (each such date, an “Interest Payment Date”) of each year commencing on October 1, 2020, at the rate of 3.700% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding March 16 and September 16 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

D-1-1

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

D-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

D-1-3

[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 3.700% Notes due 2060 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to October 1, 2059, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on October 1, 2059 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after October 1, 2059, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal covenant defeasance of the Notes or a satisfaction and or discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the procedures of the Depositary.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

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“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means Goldman, Sachs & Co. LLC and its successors; provided, however, that the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

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On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly send (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer or (ii) a valid notice of redemption of all of the Notes has been given, or will be given contemporaneously with the Change of Control Repurchase Event as described above. In addition, the Issuer will not repurchase any Notes if the notes have been accelerated following an event of default, other than an acceleration following a default in the payment of the aggregate purchase price upon a Change of Control Repurchase Event.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Issuer that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3)

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the adoption of a plan by the Issuer’s Board of Directors relating to the Issuer’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned subsidiary of a holding company and (b) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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